UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                 Information Statement Pursuant to Section 14(c)
           of the Securities Exchange Act of 1934 (Amendment No. ___)
                                  SCHEDULE 14C


Check  the  appropriate  box:

[ ]  Preliminary  Information  Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[X]  Definitive  Information  Statement


                            UNITED CASINO CORPORATION
                  (Name of Registrant as Specified in Charter)

Payment  of  Filing  Fee  (Check  the  appropriate  box):

[X]  No  fee  required.

[  ]  Fee  computed  on  table  below  per Exchange Act Rules 14c-5(g) and 0-11.

     (1)  Title   of   each   class   of   securities   to   which   transaction
          applies:______________________________________________________________

     (2)  Aggregate  number  of  securities  to  which  transaction  applies:
          ______________________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):____________
          ______________________________________________________________________

     (4)  Proposed maximum aggregate value of transaction:______________________
          ______________________________________________________________________

     (5)  Total fee paid:_______________________________________________________

[  ]  Fee  paid  previously  with  preliminary  materials.

[  ]  Check  box if any part of the fee is offset as provided  by  Exchange  Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:_______________________________________________

     (2)  Form, Schedule or Registration Statement No.:_________________________

     (3)  Filing Party:_________________________________________________________

     (4)  Date Filed:___________________________________________________________


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


                            UNITED CASINO CORPORATION
                              a Nevada corporation

                              INFORMATION STATEMENT


                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY.

     NOTICE IS HEREBY GIVEN TO ALL SHAREHOLDERS THAT A WRITTEN CONSENT OF A MAJORITY OF SHAREHOLDERS (THE "ACTION") OF UNITED CASINO CORPORATION (THE "COMPANY") WILL BECOME EFFECTIVE ON July 17, 2000, at 10:00 A.M. at Tingle and Associates, 639 5th Ave. SW, Suite 1250, Calgary, Alberta, Canada T2P0M9.

1) To approve proposed amendments to the Articles of Incorporation of the Company, to: i) change the name of the Company from UNITED CASINO CORPORATION to UNITED TRADING.COM; and ii) change the number of directors authorized from the current "3", to be "1 to 9."

2) To elect three persons to the Company's Board of Directors to serve until the next annual general meeting of shareholders and until their respective successors are elected and qualify.

3)  To  appoint  William  E.  Costello,  CPA  to  be  the  Company's  Auditor.

The Nevada General Corporation Law does not provide for dissenters' rights for the items being voted upon at this meeting.


                                             BY ORDER OF THE BOARD OF DIRECTORS,



                                             /S/  Norman  Wright
                                             --------------------------------
                                                Norman  Wright,  President


June  26,  2000



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

                            UNITED CASINO CORPORATION
                             17612 Jordan Ave., #1A
                            Irvine, California 92612

                     INFORMATION STATEMENT FOR SHAREHOLDERS

The Board of Directors of UNITED CASINO CORPORATION, a Nevada corporation (the "Company") is furnishing this INFORMATION STATEMENT to shareholders in connection with the effectiveness of a consent of a Majority Action of Shareholders of the Company to become effective on July 17, 2000, related to approving two amendments to the Articles of Incorporation of the Company, electing three persons to the Company's Board of Directors, and the Appointment of William E. Costello, CPA as the Company's Auditor.

This Information Statement is first being mailed to shareholders on or about June 26, 2000.


                                TABLE  OF  CONTENTS


                                                                            Page
                                                                            ----

GENERAL INFORMATION                                                            4
   OUTSTANDING SHARES AND VOTING RIGHTS                                        4
   APPROVAL OF THE NAME CHANGE                                                 4
   APPROVAL OF CHANGE IN NUMBER OF DIRECTORS                                   4
   ELECTION OF NEW DIRECTORS                                                   4
   RECORD DATE                                                                 4
   EXPENSES OF INFORMATION STATEMENT                                           5
   SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS                             5
   CHANGE IN CONTROL                                                           5
AMENDMENTS TO ARTICLES OF INCORPORATION                                        5
   THE AMENDMENTS                                                              5
ELECTION OF DIRECTORS                                                          5
   INFORMATION CONCERNING NOMINEES                                             6
   COMMITTEES OF THE BOARD OF DIRECTORS                                        6
   BOARD OF DIRECTORS' MEETINGS                                                6
   DIRECTOR COMPENSATION                                                       6
   COMPENSATION OF EXECUTIVE OFFICERS                                          7
   APPOINTMENT OF INDEPENDENT AUDITOR                                          7

EXHIBITS

   3.1   Amendment  to  Articles  of  Incorporation  of
             UNITED TRADING.COM                                                8

                               GENERAL INFORMATION

OUTSTANDING  SHARES  AND  VOTING  RIGHTS
----------------------------------------

At June 6, 2000 the Company had 12,999,368 shares of common stock, par value $0.001 outstanding. Each share of common stock is entitled to one vote on each item to be voted upon. A majority of its shareholders have agreed to:
A) amend the Articles of Incorporation of the Company to i)change the name of the Company from UNITED CASINO CORPORATION to UNITED TRADING.COM, and ii) change the number of authorized Directors of the Company from "3" to be "1 to 9";
B) elect 3 persons to the Company's Board of Directors to serve until the next annual general meeting of shareholders and until their respective successors are elected and qualify, C)) appoint William E. Costello, CPA to be the Company's Auditor. The complete text of the amendment to the Articles (the "Amendment to the Articles") for the changes is set forth in Exhibit 3.1 to this Information Statement.


APPROVAL  OF  THE  NAME  CHANGE
-------------------------------

The proposed change of the Company's name to "UNITED TRADING.COM" is intended to convey more clearly a sense of the Company's current business.
Approval of the name change requires the affirmative consent of at least a majority of the outstanding shares of Common Stock of the Company. Shareholders holding a total of 12,600,000 shares of Common Stock (96.9%) have already agreed to give such consent.

Upon filing of the Amendment to the Articles with the Nevada Secretary of State, the changes will be effective, and each certificate representing shares of Common Stock outstanding immediately prior to change (the "Old Shares") will be deemed automatically without any action on the part of the shareholders to represent one of shares of Common Stock of UNITED TRADING.COM (the "New Shares"). Shareholders of the Old Shares will not be required to exchange the Old Shares for New Shares at this time.

The Common Stock issued pursuant this exchange will be fully paid and nonassessable. The voting and other rights that presently characterize the Common Stock will not be altered by the exchange.


APPROVAL  OF  CHANGE  IN  NUMBER  OF  DIRECTORS
-----------------------------------------------

The proposed change in the number of authorized Directors is being made to provide the flexibility to the Board of Directors to add additional Directors to the Board when and if the business of the Company makes such additions desirable, and to allow the Board to continue to operate when the number of Directors is less than three.


ELECTION  OF  NEW  DIRECTORS
----------------------------

The Bylaws of the Company give the Board of Directors the authority to determine the number of directors, to increase or decrease the number of directors and to fill vacancies or eliminate vacancies by resolution of the Board of Directors. The Board of Directors has set the current number of directors at 3. The directors must receive a plurality of the votes cast for director. The Articles of Incorporation of the Company do not allow for cumulative voting. Shareholders holding a total of 12,600,000 shares of Common Stock or 96.9% of the outstanding shares of Common Stock have agreed to vote for the following persons to be Directors: Norman Wright, Gary W. Tate, Ian Anderson.


RECORD  DATE
------------

The close of business June 6, 2000, has been fixed as the record date for the determination of shareholders entitled to receive this Shareholders' Information Statement.


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

EXPENSES  OF  INFORMATION  STATEMENT
------------------------------------

The expenses of mailing this Information Statement will be borne by the Company, including expenses in connection with the preparation and mailing of this Information Statement and all documents that now accompany or may hereafter supplement it. It is contemplated that brokerage houses, custodians, nominees, and fiduciaries will be requested to forward the Information Statement to the beneficial owners of the Common Stock held of record by such persons and that the Company will reimburse them for their reasonable expenses incurred in connection therewith.


SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS
----------------------------------------------------

The following table sets forth information concerning the ownership of Common Stock with respect to shareholders who were known to the Company to be beneficial owners of more than 5% of the Common Stock as of March 31, 2000, and officers and directors as a group. Unless otherwise indicated, the beneficial owner has sole voting and investment power with respect to such shares of Common Stock.


   Name  and                   Shares  Beneficially                   Percent of
   address                            owned                         Voting Stock
                             --------------------                 --------------
BFI  Limited
c/o United Casino Corp.               10,000,000                          76.93%
17612  Jordan  Ave.,  #1A
Irvine,  CA  92612

Executive  Officers
and  Directors  as  a  group
      (3 individuals)                     13,000                           0.06%

CHANGE  OF  CONTROL
-------------------

Pursuant to the Company's By-laws, the Board of Directors approved an agreement between the Company and BFI Limited, dated February 12, 2000, BFI was issued 10,000,000 shares of the Company's common stock (issued in reliance on exemption from Registration provided by Regulation S and Section 4(2) of the Securities and Exchange Act) in exchange for certain consulting services and a promissory note, thereby acquiring a controlling interest in the Company. No changes were made in the officers or directors of the Company as a result of the change in control.


                     AMENDMENTS TO ARTICLES OF INCORPORATION

THE  AMENDMENT
--------------

The proposed amendments to the Company's Articles of Incorporation will cause the name of the Company to be changed to "UNITED TRADING.COM" and change the authorized number of Directors from the current "3", to "1 to 9"

The complete text of the Amendment to the Articles is set forth in Exhibit A to this Information Statement. Upon filing of the Amendment to the Articles with the Nevada Secretary of State, the change will be effective, and each certificate representing shares of Common Stock outstanding immediately prior to change (the "Old Shares") will be deemed automatically without any action on the part of the shareholders to represent one of shares of Common Stock of United Trading.com. Shareholders of the Old Shares will not be required to exchange the Old Shares for New Shares at this time.


                              ELECTION OF DIRECTORS

Effective on July 17, 2000, the following individuals will be elected to act as directors of the Company until the next annual meeting, or until their respective successors are elected and qualify: Norman Wright, Gary Tate, Ian Anderson.

INFORMATION  CONCERNING  NOMINEES
---------------------------------

         The following nominees are expected to become executive officers and directors of the Company at the closing of the meeting on July 17, 2000;


Name                              Age             Expected Position with Company
----                              ---             ------------------------------

Norman  Wright                      63              President,  Treasurer  and
                                                    Chairman  of  the  Board

Ian  Anderson                       21              Vice-President, Secretary
                                                    and Director

Gary  W.  Tate                       63             Director


Mr. Norman Wright - President, Treasurer, Director Since March 1999. Mr. Wright, age 63, has over twenty years experience in business consulting. During that period he also worked for the transportation Department of Greyhound Lines of Canada. He Graduated from Brigham Young university with a Bachelor of Science Degree in Business.

Ian  Anderson  -  Vice-President,  Secretary;  Director  since  July  1999.
Mr. Anderson, age 21, has worked for the last five years as a consultant in computer applications. During this period he also attended North Island College in Campbell River and Camosun College in Victoria, British Columbia.

Gary  W.  Tate  -  Director  since  December,  1997.
Mr. Tate, age 63, has had 20 years of experience in managing a major real estate business in Provo, Utah. Prior to that he worked for several years as the Supervisor of safety and Personnel for Greyhound lines of Canada. He also worked in the social service industry. He graduated from Brigham Young University with a Bachelor of Arts degree in sociology. He did post graduate work at Brigham Young University and the University of Utah, as well attending Northwestern.

There are no family relationships among any of the Registrants officers or directors.

No director, executive officer, promoter or control person of the Registrant during the past five years has had any involvement in any legal proceedings as described in Item 401 (d) of Regulation S-B.


COMMITTEES  OF  THE  BOARD  OF  DIRECTORS
-----------------------------------------

The Company has no standing committees of the Board of Directors as of the date of this notice, however such committees shall be established by the Board of Directors if and when such committees are deemed necessary.


BOARD  OF  DIRECTORS'  MEETINGS
-------------------------------

The Board of Directors held 10 meetings during 1999. Each incumbent director attended at least 75% of the meetings of the Board of Directors.

DIRECTOR  COMPENSATION
----------------------

There are no standard arrangements pursuant to which the Registrant's directors are compensated for any services provided as director except for Mr. Gary Tate who has been paid $500 per month since July 1999 and the issuance to Mr. Tate in June 1999 of 5000 restricted common shares of the Registrant valued at $250.00. No additional amounts are payable to the Registrants directors for committee participation or special assignments.

There are no other arrangements pursuant to which any of the Registrant's directors was compensated during the Registrant's last completed fiscal year or the previous two fiscal years for any service provided as director.


compensation  of  executive  officers
-------------------------------------

The following table sets forth the compensation of the Registrant's chief executive officer for the periods indicated.

                                      SUMMARY  COMPENSATION  TABLE

    -------Annual  Compensation-------         -----Long-term  Compensation-----

                                            Other                 Securities
                                           Annual     Restricted   Underlying               All Other
Name and                                   Compen-      Stock      Options/      LTIP       Compen-
Principal               Salary    Bonus    sation     Award(s)       SAR's      Payouts     sations
Position       Year       $$         $$            #           $$
-----------  --------  --------  -------  ---------  -----------  -----------  ---------  -----------
D. Wright
President/       1998         0        0          0            0            0          0            0
CEO              1999         0        0          0            0            0          0            0
-----------  --------  --------  -------  ---------  -----------  -----------  ---------  -----------
N. Wright    Jul-99
President/   to        $12,000        0          0            0            0          0            0
CEO          Present
-----------  --------

No cash compensation, deferred compensation or long-term incentive plan award was paid or granted to any of the Registrant's executive officer (except Norman Wright - see Summary Compensation Table) during any of the past three fiscal years.



                       APPOINTMENT OF INDEPENDENT AUDITOR

Effective July 17, 2000, William E. Costello, CPA of Encino, California, will be appointed the Company's independent auditor. Mr. Costello has audited the Company's books and records for the past 5 years. There are no disagreements between Mr. Costello and the Company.

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